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                                                                   Exhibit 10.16


                                   LEASE AGREEMENT

     THIS LEASE AGREEMENT made and entered into this 25th day of November, 1997 by and between CENTERPOINT PLAZA, L.P. or assigns ("Landlord"), the owner of a portion of Centerpoint Plaza located at Pellissippi Parkway and Lovell Road, Knox County, Tennessee ("Plaza") and CELERITY SYSTEMS, INC. ("Tenant").

                                ARTICLE 1: PREMISES

     1.1 DESCRIPTION: Subject to the terms, conditions and limitations contained herein, Landlord hereby leases to Tenant the premises located in the Plaza consisting of approximately thirty-eight thousand nine hundred forty-eight (38,948) square feet, known as Suite 100, as more fully described on Exhibit A attached hereto ("Premises"). Tenant has inspected the Premises and acknowledges the Premises are in good condition and fit for Tenant's purposes.

     1.2 TEMPORARY SPACE: From January 1, 1998 through June 30, 1998, Landlord will also lease to Tenant an area in the Plaza consisting of approximately five thousand four hundred three (5,403) square feet, as more fully described on Exhibit B attached hereto (the "Temporary Space"). Tenant shall pay the common area maintenance charges attributable to such Temporary Space in accordance with Article IV but Tenant shall not otherwise be required to pay rent on such Temporary Space. From January 1, 1998 through June 1, 1998, provided Tenant is not then in default under the terms, covenants, and conditions of this Lease, Tenant shall have the option to lease the Temporary Space on the same terms and conditions as set forth in this Lease. Such option may be exercised by providing written notice to Landlord at any time prior to June 1, 1998.

     1.3 EXPANSION PREMISES: From and after June 1, 1998, provided Tenant is not then in default under the terms, covenants, and conditions of this Lease, Tenant shall have the right to lease the Temporary Space and other contiguous space in the building that becomes available to the public (the "Expansion Premises"), at such time as the Expansion Premises become available for lease, on the following terms and conditions. In such event, Landlord shall give written notice to Tenant of the availability of the Expansion Space and the terms and conditions on which Landlord intends to offer it to the public.
Tenant shall have a period of five (5) business days following such notice within which to exercise Tenant's right to lease the Expansion Premises. If Tenant does not exercise its right to lease the Expansion Premises, Landlord may lease the Expansion Premises without restriction and Tenant shall have no further rights with respect to the Expansion Premises. The terms on which the Tenant may lease the Expansion Premises shall be the greater of: (i) the per square foot rental due pursuant to the terms of this Lease at such time; or (ii) the terms set forth in the notice provided by Landlord to Tenant regarding the availability of the Expansion Premises. The Expansion Premises shall be leased on an "as is" basis and Landlord shall have no obligation to improve the Expansion Premises or grant Tenant any improvement allowance thereon. If requested by Landlord, Tenant shall, prior to the beginning of the term for the Expansion Premises, execute a written memorandum confirming the inclusion of the Expansion Premises and the Base Rent for the Expansion Premises.

                                   ARTICLE II: TERM

     2.1 TERM: This Lease shall continue in force for a term of seven (7) years commencing on the first day of January, 1998 ("Commencement Date"), and terminating on the last day of December, 2004 (the "Base Term"), unless sooner terminated as provided herein. This Lease shall automatically be extended for a two-year term and for successive two-year terms thereafter unless either Landlord or Tenant provides written notice to the other of its intent not to extend for any such two-year term at least six (6) months but not more than twelve (12) months prior to the expiration of the then current term.

     2.2 COMMENCEMENT DATE: Unless otherwise provided herein, the payment of rental shall commence on the Commencement Date. If possession of the Premises is taken by Tenant before the Commencement Date, the payment of rent shall commence on the date possession is taken.

                   ARTICLE III: RENT AND OTHER TENANT CONTRIBUTIONS
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     3.1     Rent: Tenant shall and hereby agrees to pay to Landlord at
Landlord's office or at such place as Landlord may from time to time designate in writing an annual base rental of four hundred ninety-six thousand five hundred eighty-seven dollars ($496,587.00) per annum in equal monthly installments of forty-one thousand three hundred eighty-two dollars and 25/100 ($41,382.25) per month (the "Base Rent"), to be paid without notice or demand, at the address of Landlord set forth herein, on the first day of each month, in advance. In the event the term of this Lease commences on a day other than the first day of a calendar month, then the base rental for the fractional month of the term hereof shall be proportionately reduced. Provided, however, the Base Rent payable shall be ten thousand dollars ($10,000.00) per month through March 31, 1998.

     3.2 Beginning with the first day of the thirty-seventh (37th) month (the "Adjustment Date") after the Commencement Date, the annual Base Rent shall be increased by the lesser of (a) a percentage equal to any increase in the Consumer Price Index for All Urban Consumers, all items, (1982-84 = 100) ("CPI") from the Commencement Date to the Adjustment Date, or (b) three percent (3%) per year. A like calculation and adjustment will be made every thirty-six (36) months thereafter with the changes in the CPI being calculated from the CPI in effect on the preceding Adjustment date. If the CPI is discontinued, the parties agree to use in its place any substitute index which may be established by the United States Government or any agency thereof

     3.3     [INTENTIONALLY DELETED].

     3.4 Tenant's covenant to pay rent when due is independent of any and all other covenants contained in this lease and rent shall be due in full without set-off or deduction.

     3.5 If rent is not paid by the fifth (5th) day of each month, Landlord may collect as a late charge five percent (5%) of the delinquent amounts, plus interest at prime rate plus three percent (3%) per annum on the delinquent amount

     3.6 Tenant further agrees to pay to Landlord a twenty-five dollar ($25.00) fee for each check returned for any reason by the Tenant's bank.

                             ARTICLE IV: ADDITIONAL RENTS

     4.1 COMMON AREA MAINTENANCE: Tenant shall pay as additional rent its pro rata share of the Common Area Maintenance expense to include, without limitation, the management and upkeep of all Common Areas, including but not limited to landscaping and grounds keeping, the maintenance, repairing, replacing and striping of the parking lot, Landlord's public liability and fire and extended coverage insurance, filter service to all HVAC systems, security, sanitary control, snow removal, trash and garbage removal, garbage collection container rental (dumpsters), Common Area lighting, and the cost of personnel to implement such services. The proportion of the Common Area Maintenance charges payable by Tenant shall be determined by multiplying the total Common Area Maintenance charges by a fraction, the numerator of which is the square footage of the Premises and the denominator of which is the total square footage of the building, both as determined by the building architect.

     The term "Common Area" herein shall include parking areas, driveways, entrances and exits thereto, service roads, loading facilities, sidewalks, ramps, landscaped areas, exterior stairways, exterior walls and roofs, and all other areas constructed or to be constructed for use in common by the Tenant and all other tenants in the Plaza.

     4.2 TAXES AND ASSESSMENTS: Tenant shall pay as additional rent its pro rata share of the taxes (including, but not limited to, ad valorem taxes, special assessments and any other governmental charges) on the Plaza for each tax year or any fraction thereof during the term of this lease.

     4.3 WATER, SEWAGE, AND UTILITIES: Tenant shall pay Landlord its pro rata share of water and sewage charges and all taxes imposed thereon incurred by Landlord. Tenant agrees to pay all charges for electricity, sewer, water, and all other utilities, and all taxes or charges on such utility services, which are separately metered and which are attributable to the Premises.

     4.4 TENANT'S ESTIMATED SHARE: Landlord shall estimate for each calendar year Tenant's pro rata share of the expenses enumerated in Sections 4.1, 4.2 and
4.3 hereof (the "Tenant's Estimated Share"). Tenant shall pay, with each monthly installment of rent, one-twelfth (1/12) of Tenant's Estimated Share. Tenant's pro rata share is based on the ratio the square footage of the Premises bears to the square footage of all leasable square footage in the Plaza (the "Tenant's Actual Share"). After the expiration of each such calendar year, the Landlord shall forward to the Tenant a statement showing Tenant's Actual Share of the expenses enumerated in Sections 4.1, 4.2 and 4.3 hereof. Should Tenant's Actual Share differ from Tenant's Estimated Share, then, within thirty (30) days after the date of Landlord's statement, Landlord shall either refund to Tenant any amount paid
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in excess of Tenant's Actual Share, or Tenant shall remit to Landlord, as additional rent, any amount by which Tenant's Estimated Share was deficient. Tenant, at its sole cost, shall have the right to audit the books and records of the Landlord, to the extent necessary to determine whether the Tenant has been charged its allocable share of Common Area Maintenance charges. (The estimated CAM charges for the Premises for 1997 is approximately $1.50 per square foot.)

                              ARTICLE V: USE OF PREMISES

     5.1 TENANT'S USE: The Premises shall be used and occupied by Tenant solely as general office space for use by marketing, executive, engineering, light assembly and manufacturing, clerical, and accounting activities and for no other use without Landlord's prior written consent. Tenant agrees to maintain a going business on the Premises throughout the full term of this Lease or any extensions or renewals thereof.

     5.2 SIGNS: Tenant agrees not to display any signs or any other advertising material either outside the Premises or which may be viewed from the outside of the Premises except as approved in writing by Landlord. Provided, however, Landlord will permit Tenant to utilize a sign of the same quality and type used by "ABB", subject to Tenant obtaining all necessary permits and governmental approvals, all at Tenant's sole cost.

     5.3 RULES AND REGULATIONS: Tenant shall observe the rules and regulations as from time to time may be put in effect by Landlord for the general safety, comfort and convenience of Landlord, occupants and Tenants of the Plaza. Any failure by Landlord to enforce any rules and regulations against either Tenant or any other tenant in the Plaza shall not constitute a waiver thereof. Landlord shall not be liable for any failure to enforce any rules or regulations against other tenants in the Plaza.

              ARTICLE VI: MAINTENANCE, REPAIRS AND COMPLIANCE WITH LAWS

     6.1 ACCEPTANCE AND IMPROVEMENT OF PREMISES: Tenant has had adequate opportunity to inspect the Premises and acknowledges that the Premises are in good condition and fit for Tenant's purposes. Tenant will improve the Premises, at its sole cost, except that Landlord will provide Tenant with architectural and engineering drawings reasonably suitable for use in making such improvements.

     6.2 TENANT'S DUTY TO REPAIR AND MAINTAIN: The following shall apply except as provided for in paragraph 6.4 herein:

     (a) Tenant shall keep and maintain in good order, condition and repair (including any such replacement and restoration as is required for that purpose) the Premises and every part thereof and any and all appurtenances thereto wherever located, including, without limitation, the exterior and interior portion of all doors, locks, windows, interior plate glass, all plumbing and sewage facilities within the Premises including free flow up to the main sewer line, fixtures, heating and air conditioning and electrical systems, walls, floors and ceilings, meters applicable to the Premises, and all installations made by Tenant under the terms of this Lease and any exhibits hereto, as herein provided. Provided, however, for one (1) year from the Commencement Date, Landlord will be responsible for the replacement of capital items (heating and air conditioning, electrical systems, plumbing, sewage, and similar items), to the extent the replacement cost per item exceeds one thousand one hundred dollars ($1,100.00) ("Capital Replacements"), and from January 1, 1999 through December 31, 1999, Landlord will be responsible for one-half (1/2) of the costs associated with such Capital Replacements.

     (b) Tenant shall keep, operate and maintain the Premises in clean, sanitary and safe condition and in accordance with all directives, rules and regulations of the proper official of the government agencies having jurisdiction, at the sole cost and expense of Tenant, and Tenant shall comply with all requirements of law, by statute, ordinance or otherwise, including but not limited to environmental laws, affecting the Premises and all appurtenances thereto. If Tenant refuses or neglects to commence and to complete repairs promptly and adequately, Landlord may, but shall not be required to, make and complete said repairs and Tenant shall pay the cost thereof to Landlord as additional rent upon demand. Tenant shall allow no nuisance to exist with respect to the Premises and Tenant shall not interfere with the quiet enjoyment or use of the Plaza by Landlord or any other Tenant.

     6.3 SURRENDER OF PREMISES: At the termination or expiration of this Lease or any renewal term thereof, the Tenant agrees to deliver the Premises to Landlord in the same condition as received by it on the Commencement Date (subject to the removals hereinafter required), reasonable
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wear and tear excepted.  Tenant shall promptly remove all its trade fixtures, and, to the extent required by Landlord by written notice, any other installation, alterations or improvements (except for the initial improvements to be made by Tenant and approved by Landlord), before surrendering the Premises as aforesaid and shall repair any damage to the Premises caused by removal of such items. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the lease term. Any items remaining on the Premises as of the termination date of this Lease shall be deemed abandoned for all purposes and shall become the property of Landlord and the latter may dispose of the same without liability of any type or nature.

     6.4 LANDLORD'S DUTY TO REPAIR: Landlord shall keep and maintain the foundation, exterior walls and roof of the building in which the Premises are located and the structural portions of the Premises which were installed by Landlord, exclusive of doors, door frames, locks, windows, and window frames located in exterior building walls, in good repair. Landlord shall not be required to make any such repairs occasioned by the act or neglect of Tenant, its agents, employees, invitees, licensees or contractors. Landlord shall not be required to make any other improvements or repairs of any kind upon the Premises and appurtenances. Any of the foregoing repairs required to be made by reason of the negligence of Tenant, its agents, etc., as above described, shall be the responsibility of the Tenant notwithstanding the provisions contained in this paragraph. Provided, however, Landlord shall have no obligations under this Paragraph 6.4 unless and until the Tenant has paid its proportionate share of the Landlord's costs and expenses incurred in fulfilling the obligations set forth herein.

     Anything contained herein to the contrary notwithstanding, Landlord shall not be liable or responsible to Tenant for any inconvenience or any loss or damage either to Tenant or Tenant's property or to any other person or his property occasioned by any matter, either: (a) which is beyond the control of Landlord; or (b) which may arise through or is in any way connected with repair of any part of the premises or failure to effect repairs which are its responsibility, if Landlord undertakes such repairs within a reasonable time following written notice by Tenant to Landlord of need of same.

     6.5 TENANT'S ALTERATIONS: Tenant shall not alter the Premises (but shall perform required repairs), and shall not install any fixtures or equipment which are attached to the Premises which affect the Premises in any manner without first obtaining the written approval of Landlord to such improvements, and the Landlord's written approval of the manner in which said fixtures and equipment are to be installed and located in the Premises.

     6.6 MECHANIC'S LIENS: Tenant shall, at its own expense, cause to be discharged within ten (10) days of the filing thereof, any mechanic's lien filed against the Premises or the building of which it is a part for worked claimed to have been done for or materials claimed to have been furnished to Tenant.
Tenant will indemnify and save Landlord harmless from and against all loss, claim, damage, cost or expense suffered by Landlord by reason of any repairs, installations or improvement made by Tenant, including but not limited to Landlord's reasonable attorney's fees and litigation expenses.

                               ARTICLE VII: INSURANCE

     7.1 LIABILITY OF Tenant: Tenant shall protect, indemnify and save Landlord harmless from and against any and all liability and expense of any kind, including without limitation Landlord's reasonable attorney's fees and litigation expenses relating in any way to injuries or damages to persons or property in, on or about the Premises arising out of or resulting in any way from any act or omission of Tenant, its agents, invitees, servants and/or employees, in any way relating to the use of the Premises. This indemnity shall survive the termination of this Lease.

     7.2 Notice of Claim or Suit: Tenant agrees to promptly notify Landlord of any claim, action, proceeding or suit instituted or threatened against the Landlord. In the event Landlord is made a party to any action for damages which Tenant has herewith agreed to indemnify Landlord against, then Tenant shall pay all costs and shall provide effective counsel in such litigation or shall pay, at Landlord's option, the attorneys' fees and costs incurred in connection with said litigation by Landlord.

     7.3 LIABILITY INSURANCE: Tenant agrees to maintain at its expense at all times during the lease term, and any renewal thereof, full general liability insurance (on an occurrence basis) properly protecting and indemnifying Landlord and naming Landlord and Landlord's lender as additional insureds in an amount not less than two million dollars ($2,000,000) per person and two million dollars ($2,000,000) per accident for injuries or damages to persons, and not less than one million dollars ($1,000,000) for damages to or destruction of property, written by insurers licensed to do business in Tennessee and reasonably satisfactory to Landlord. Tenant shall deliver to Landlord certificates of such insurance, which shall declare that the respective insurer may not cancel the same in whole or in part without giving Landlord and Landlord's lender written notice of its intention so to do at least thirty (30) days in advance. All public liability and property damage policies shall contain a provision that the Landlord, although named as an additional insured, shall nevertheless be entitled to recover under such policies for any losses occasioned to Landlord by reason of the negligence of Tenant. Tenant agrees that it will cause their insurance carriers to include a waiver of subrogation clause or endorsement.

     7.4 INCREASE IN INSURANCE PREMIUMS: Tenant shall not overload, damage or deface the Premises or do any other act which may make void or voidable any insurance on the Premises or the Plaza or which may render an increased risk and/or extra premium payable for insurance.

     7.5 PROPERTV OF TENANT: Tenant agrees that all property owned by it on or about the Premises shall be at the sole risk and hazard of Tenant and that Landlord shall not be liable or responsible for any loss of or damage to Tenant, or anyone claiming under or through Tenant, or otherwise. Tenant shall obtain and maintain appropriate amounts of insurance on leasehold improvements and contents owned or under the responsibility of Tenant.

            ARTICLE VIII: FIRE AND OTHER CASUALTY; HAZARDOUS SUBSTANCES

     8.1 PARTIAL DESTRUCTION: In the event of the partial destruction of the Premises by fire or any other casualty, Landlord shall restore or repair the Premises with reasonable diligence.

     8.2 SUBSTANTIAL DESTRUCTION: If the Premises shall be so damaged by fire or other casualty or happening as to be substantially destroyed, then Landlord shall have the option to terminate this Lease as provided in Section
8.3 herein. If Landlord does not elect to cancel this Lease as aforesaid, then the same shall remain in full force and effect and Landlord shall proceed with all reasonable diligence to repair and replace the Premises.

     8.3 RIGHT OF TERMINATION: Landlord, at its option, may terminate this Lease on thirty (30) days notice to Tenant given at any time within one hundred eighty (180) days after the occurrence of any one of the following: (a) the Premises and/or the building in which the Premises are located shall be substantially damaged or destroyed as a result of an occurrence that is not covered by Landlord's insurance; or (b) the Premises and/or building in which the Premises are located shall be damaged or destroyed and the cost to repair the same shall amount to more than twenty-five percent (25%) of the cost of replacement thereof-, or (c) the Premises shall be damaged or destroyed during the last twelve (12) months of the Base Term or extended term; or (d) all or any portion of the buildings or common areas of the Plaza are damaged (whether or not the Premises are damaged) to such an extent that in the sole judgment of the Landlord, the Plaza cannot be operated as an economically viable unit. Upon such termination any paid but unearned rent will be returned to Tenant.

     If, following the occurrence of one of the events described in paragraph 8.3(a)-(d) above, Landlord does not commence repairs within twelve (12) months following such occurrence, and if such repairs are not diligently pursued, then Tenant shall have the right to terminate this Lease on thirty (30) days notice to Landlord.

     8.4 RIGHTS OF THE LANDLORD'S LENDER: Notwithstanding anything contained in this article to the contrary, the obligation of the Landlord with respect to repairing or rebuilding the Premises is subject to the prior right of the Landlord's lender to receive insurance proceeds as a result of a fire or other casualty, with any obligation of the Landlord to be limited to the extent insurance proceeds are received by the Landlord for such repair or rebuilding.

     8.5 NOTICE/DAMAGE CAUSED BY TENANT: Tenant shall give immediate notice to Landlord of any damage to the Premises by fire or other casualty. Anything contained in this Lease to the contrary notwithstanding, in the event that damage to the Premises resulted from or was contributed to by the act, fault or neglect of Tenant, Tenant's employees, invitees, licensees, or agents, there shall be no abatement of rent, and Tenant shall be liable to Landlord for all loss and expense suffered or incurred by Landlord as a result of such damage, with any sums due hereunder being payable on demand, and whether Landlord repairs such damage as provided above, or exercises its right not to repair or rebuild and terminate this Lease on account of such damage, except to the extent the Landlord or its agents proximately caused such damage.

     8.6 HAZARDOUS SUBSTANCES: Tenant shall not store or transport onto the Plaza or the Premises any Hazardous Substances, as that term is herein defined. In the event Hazardous
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Substances, as that term is hereinafter defined, are discovered on, in, or under the Premises as of the date of commencement of this Lease or hereafter, except as a direct result of any affirmative act or omission of Landlord or a third party wholly unrelated to Tenant or its agents of affiliates. Tenant, at it's sole expense, shall immediately institute and complete, on an emergency basis and without interference with Landlord's other tenants, all proper, requisite, and thorough procedures for the removal of such Hazardous Substances in accordance with all applicable laws, rules, ordinances, and regulations ("Removal"). Unless such Hazardous Substances are deposited in, on, or under the Premises by an act or omission of Landlord or a third party wholly unrelated to Tenant or its agents or affiliates, Tenant shall indemnify and hold Landlord harmless from and against any claims arising out of such Hazardous Substances or as a result of the presence of such Hazardous Substances, including all of Landlord's attorney fees and costs ("Indemnity"), which Indemnity shall survive the termination of this Lease. In the event Hazardous Substances are deposited on, in, or under the Premises solely as a direct result of any affirmative act or omission of Landlord, Landlord shall be obligated to conduct the Removal with respect to and to provide the Indemnity to Tenant as to claims arising out of such Hazardous Substances. For the purposes hereof, "Hazardous Substances" means pollutants, contaminants, toxic or hazardous substances or wastes, oil or petroleum products, flammables, or any other substances the nature and/or quantity of existence, use, release, manufacture, or effect of which renders it subject to clean-up, remediation, or any corrective action under any Federal, state, or local environmental health, community awareness or safety laws or regulations, now or hereafter enacted or promulgated by any governmental authority or court ruling, or any investigation, remediation, or removal.

                        ARTICLE IX: ASSIGNMENT AND SUBLETTING

     9.1 TENANT ASSIGNMENT: Tenant shall not assign, transfer, or encumber this Lease without the prior written consent of Landlord and Landlord's lender, and Tenant shall not sublet or allow any other tenant to come in, with, or under Tenant without like written consent. Any assignment or subletting, notwithstanding the consent of the Landlord shall not in any manner release the Tenant from its continued liability for the performance of the provisions of this Lease and any amendments or modifications hereto. The acceptance of any rental payments by the Landlord from any alleged assignee shall not constitute approval of the assignment of this Lease by the Landlord.

                          ARTICLE X: DEFAULT AND REMEDIES

     10.1 EVENTS OF DEFAULT: The occurrence of any of the events described in subparagraphs 10.1.1 through 10.1.3 shall be and constitute an "Event of Default" under this agreement.

     10.1.1 Failure by Tenant to pay in full any rental or other sum payable hereunder within five (5) days of the date such payment is due.

     10.1.2 Failure by Tenant to observe or perform any of the terms, covenants, agreements or conditions contained in this Lease, other than as specified in subparagraph 10.1.1, for a period of ten (10) days after notice thereof to Tenant by Landlord. Provided, however, failure of Tenant to abide by the provisions of Paragraphs 6.5, 6.6, 7.3, 8.6 or 9.1 shall be an immediate event of default without any prior notice or opportunity to cure.

     10.1.3 The filing by or against Tenant of a voluntary or involuntary petition in bankruptcy or a voluntary petition or answer seeking reorganization, arrangement, or readjustment of the debts of Tenant or for any other relief under the Bankruptcy Code, as amended, or under any other insolvency act, law, rule or regulation, state or federal, now or hereafter existing, or any action by tenant indicating consent to, approval of, or acquiescence in any such petition or proceeding; the application by Tenant for, or the appointment with Tenant's consent or acquiescence of, a receiver or trustee of Tenant, or for all or a substantial part of the property of Tenant; the making by Tenant of any general assignment for the benefit of creditors of Tenant; or the inability of Tenant, or the admission of Tenant of the inability thereof, generally to pay the debts of Tenant as such mature; the insolvency of Tenant; or the attachment of all or substantially all of Tenant's assets.

     10.2 REMEDIES: Whenever a default occurs, Landlord may, to the extent permitted by law, take any one or more of the remedial steps described in subparagraph 10.2.1 through 10.2.3 inclusive, of this paragraph 10.2, subject, however, to the right, title and interest of any lender of the Landlord.

     10.2.1 Landlord may, at its option, declare all installments of base rent and additional rents due for the remainder of the lease term to be immediately due and payable.

     10.2.2 Landlord may re-enter and take possession of the Premises and improvements without terminating this Lease and sublease the same for the account of Tenant, holding Tenant liable for all rents and other amounts payable by Tenant hereunder.

     10.2.3 Landlord may terminate this Lease, exclude Tenant from possession of the Premises and improvements and will use Landlord's reasonable efforts to lease the same to another for the account of Tenant, holding Tenant liable for all rent and other amounts payable by Tenant hereunder, including all expenses and costs associated with re-letting the Premises. Landlord shall have no duty to relet the premises.

     10.3 No Remedy Exclusive: No remedy conferred upon or reserved to Landlord under this Lease is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative, and shall be in addition to every other remedy given under this Lease or now or hereafter existing at law or in equity or by statute. No delay or omission by Landlord to exercise any right or power accruing upon any default of Tenant shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised by Landlord at any time, from time to time and as often as my be deemed expedient. In order to entitle Landlord to exercise any remedy reserved to it in this Article X, it shall not be necessary to give any notice, other than such notice as is expressly required by this Lease.

     10.4 ATTORNEY'S FEES AND EXPENSES: In the event that either party shall be required to engage outside legal counsel for the enforcement of any of the terms of this Lease, whether such employment shall require institution of suit or other legal services deemed necessary to secure compliance on the part of the other party, such defaulting party shall be responsible for and shall promptly pay to the other party said attorneys' fees and any other expenses incurred by the non-defaulting party as a result of such default. The provisions of this
Section 10.4 shall survive the termination of this Lease.

                              ARTICLE XI: COMMON AREAS

     11.1 CONTROL OF COMMON AREAS: The Common Areas shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right to operate and maintain the same in such manner as Landlord, in its sole discretion, shall determine from time to time, including, without limitation, the right to employ all personnel and to make all rules and regulations pertaining to and necessary for the proper operation and maintenance of the Common Areas and facilities. Landlord shall have the exclusive right at any and all times to close any portion of the Common Areas for the purpose of making repairs, changes or additions thereto, and to change the size, area or arrangement of the parking areas or the lighting thereof within or adjacent to the existing areas, and to enter into agreements with adjacent owners for cross-easements for parking, ingress, egress, delivery, and the installation of utility lines. In the event that the lighting controls for the Common Areas shall be located in the Premises, then Landlord shall have the right to enter the Premises for the purpose of adjusting or otherwise dealing with the said controls as required. Provided, however, to the extent reasonable under the circumstances, Landlord will provide notice to Tenant regarding any closure of the common areas and Landlord will use its good faith efforts to avoid any material impact on Tenant's use of the Premises and to minimize the time of such closure.

     11.2 PARKING AREA: Tenant is granted as an appurtenance to the Premises the right to use a fair and equitable portion of available parking spaces in the Plaza for the use of its employees, guests, clients, customers, and invitees. There shall be no loading or unloading of vehicles except in those areas designated by Landlord for such purpose. Such vehicles may not be parked in excess of the time reasonably required to load/unload. Tenant agrees that there will be no outside storage by Tenant without the prior written consent of Landlord. Tenant agrees to supervise the use of all such loading/unloading, parking areas and parking spaces by its employees, guests, customers, clients and invitees in accordance with the rules, regulations and requirements of Landlord. Tenant for himself, his employees, guests, customers, clients and invitees agrees that Landlord shall have the right to take, move, impound and tow off vehicles violating Landlord's rules and regulations, blocking streets and aisles, parked in unauthorized areas, parked in unauthorized spaces or otherwise improperly parked, and Tenant for himself, his employees, guests, customers, clients and invitees agrees to indemnify and hold harmless Landlord for all claims, loss or liability arising from Landlord's exercise of this power.

                             ARTICLE XII: EMINENT DOMAIN

     12.1 If all or any part of the Premises, the building of which it is a part, or the Plaza shall be condemned or taken in any manner, then Landlord (whether or not the Premises be affected) may, at its option, terminate this Lease as of the date of the taking of possession for such use or purpose by notifying Tenant in writing of such termination. Upon any such taking or condemnation and the continuing in force of this Lease as to any part of the Premises, the base rent shall be diminished by an amount representing the part of the said rent properly applicable to the portion of the Premises which may be so condemned or taken and Landlord shall, at its expense, proceed with reasonable diligence to repair, alter and restore the remaining part of the building and the Premises to substantially their former condition to the extent that the same may be feasible. Landlord shall be entitled to receive the entire award in any condemnation proceeding, including any award for the value of any unexpired term of this Lease, and Tenant shall have no claim against Landlord or against the proceeds of the condemnation, except to the extent a specific, identifiable portion of the proceeds are specifically attributable to the expenses of Tenant which result from the condemnation. If more than fifty percent (50%) of the Premises are condemned, Tenant shall have the right to terminate this Lease upon one hundred eighty (180) days prior written notice to Landlord.

                           ARTICLE XIII: GENERAL PROVISIONS

     13.1 LANDLORD'S RIGHT OR ENTRY: Landlord reserves the right at all reasonable times during the term of this Lease for Landlord or Landlord's agents to enter the Premises for the purpose of inspecting and examining the same, and to show the same to prospective purchasers or tenants, and to make such repairs, alterations, improvements or additions as Landlord may deem necessary or desirable. Landlord will use reasonable efforts to provide notice to Tenant that Landlord intends to enter the Premises, except in emergencies. During the ninety (90) days prior to the expiration of the term of this Lease or any renewal term, Landlord may place upon the Premises the usual notices advertising the Premises for sale or lease, which notices Tenant shall permit to remain thereon without interference. If Tenant shall not be personally present to open and permit an entry into the Premises, at any time, when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord's agents may enter the same, or may forcibly enter same, without rendering Landlord or such agents liable therefor, and without in any manner affecting the obligations and covenants of this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever for the care, maintenance or repair of the Premises or any part thereof, except as otherwise herein specifically provided.

     13.2 QUIET ENJOYMENT: Landlord agrees that if the covenants and obligations of the Tenant are being all and singularly kept, fulfilled and performed, Tenant shall lawfully and peaceably have, hold, possess, use and occupy and enjoy the Premises so long as this Lease remains in force, without disturbance from Landlord, subject to the specific provisions of this Lease.

     13.3    [INTENTIONALLY DELETED].

     13.4 WAIVER: Waiver by Landlord of any default, breach or failure of Tenant under this Lease shall not be constituted as a waiver of any subsequent or different default, breach or failure. In case of a breach by Tenant of any of the covenants or undertakings of Tenant, Landlord nevertheless may accept from Tenant any payment or payments hereunder without in any way waiving Landlord's right to exercise the right of re-entry hereinbefore provided for by reason of any other breach or lapse which was in existence at the time such payment or payments were actually accepted by Landlord.

     13.5 SUBORDINATION: Tenant hereby subordinates all of its right, title and interest in and under this Lease to the lien of any mortgage or mortgages, or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the real estate and/or buildings hereafter placed upon real estate of which the Premises are a part. Tenant further agrees to execute any and all documents requested by Landlord or Landlord's lender to evidence such subordination or otherwise effectuate the intent and purpose of this Lease. In the event of any act or omission by Landlord which would give Tenant the right to terminate this lease or to claim a partial or total eviction, Tenant win not exercise any such right until (a) it has notified in writing the mortgagee(s) of such act or omission, and (b) a reasonable period, not exceeding thirty (30) days, for commencing the remedying of such act or omission shall have elapsed following the giving of such notice, and (c) the mortgagee(s), with reasonable diligence, shall not have so commenced and continued to remedy such act or omission, or to cause the same to be remedied. The mortgagee(s) shall have the right, at its election (which election may be exercised unilaterally by mortgagee filing a notice thereof for record with the Knox County Register's Office at any time prior to mortgagee's commencing foreclosure proceedings pursuant to the deed(s) of trust or instituting sale procedures pursuant to the power of sale therein contained), to subordinate the lien of the deed of trust to the Lease. Tenant shall attorn to any purchaser of the Premises at foreclosure and the Lease shall continue in full force and effect as a direct lease between Tenant and Landlord's lender or any purchaser at foreclosure. In such event, neither the mortgagee nor any purchaser at foreclosure shall be responsible for any defaults by the Landlord or for the return of any security deposit (unless such deposit has actually been received by Landlord's lender). In no event shall Landlord's lender or a purchaser at foreclosure be bound by any payment of rent made more than one (1) month in advance, bound by an amendment or modification or termination of the Lease made without the written consent of Landlord's lender (if any), liable for any act or omission of any prior landlord (including Landlord), or liable for any offsets, credits, or other claims against rentals for any prior periods and/or against any other party or landlord.

     13.6 RECORDING: Tenant, upon request of the Landlord, shall join in the execution of a memorandum of this Lease for the purpose of recordation. Such memorandum shall describe the parties, the Premises, and the term of this Lease, and shall incorporate this Lease by reference and include such other provisions as Landlord deems appropriate to effectuate the purpose of such recordation. Tenant shall execute other documents in recordable form as requested by Landlord or Landlord's lender which furthers the purpose and intent of this Lease.

     13.7 AMENDMENT: All amendments to this Lease shall be in writing and executed by the parties or their respective successors in interest.

     13.8 HOLDING OVER: Any holding over after the expiration of the Base Term or any renewal term pursuant to paragraph 2.1 shall be deemed to be a tenancy at will and rent payable during any hold-over period shall be at a rate determined by Landlord. All other obligations of Tenant under this Lease shall survive during any hold-over period.

     13.9 MISCELLANEOUS: TIME IS OF THE ESSENCE. This Lease shall inure to the benefit of all and shall be binding, upon Landlord, Tenant and their respective heirs, executors, administrators, and assigns, subject to all the terms, conditions, and contingencies set forth. If any provision of this Lease be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not operate to invalidate any other provision hereof. This Lease shall be construed without reference to titles of sections or clauses, which are inserted for convenient reference only. This Lease contains the entire agreement between the parties hereto with respect to the transactions contemplated by this Lease and supersedes all prior written or unwritten arrangements or understandings with respect thereto. All parties represent that they are not relying on any representation, statement, or action by any other party. The descriptive headings of this Lease are for convenience only. This Lease may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument. This Lease shall be governed by and in accordance with the substantive, internal laws of the State of Tennessee. This Lease may not be modified, amended or revoked, except in a writing signed by all parties. This provision may not be orally waived. Landlord shall not be bound by this agreement and shall have no duty to Tenant until this agreement has been duly executed by Landlord.

     13.10 LANDLORD'S LIEN: The Tenant hereby pledges, assigns, and grants a security interest to the Landlord in all of the furniture, fixtures, and other personal property of the Tenant which are or may be put in, on and about the Premises as security for the payment of the rent herein reserved. The lien hereby created may be enforced by distress, foreclosure or otherwise, at the election of the Landlord. The Tenant hereby waives all right of homestead or exemption in such furniture, fixtures and other personal property to which it may be entitled under the constitution and laws of Tennessee.

     13.11 FORCE MAJEURE: During the term of this Agreement, neither Landlord nor Tenant shall be considered in breach or default of the obligations (other than obligations of the Tenant to pay rents payable hereunder) under this Lease in the event of any delay in the performance of or inability to perform such obligation due to unforeseeable causes beyond the control and without the fault or negligence thereof, including, but not limited to, acts of God, acts of the public enemy, acts of the other party, fires, floods, epidemics, quarantine restrictions, strikes, freight embargoes, and unusually severe weather or delays of the contractor or subcontractors due to such causes; it being the purpose and intent of this Section 13.11 that in the event of the occurrences of any such delay, the time or times for performance of the obligations of Landlord or Tenant, as the case may be, with respect to this Lease shall be extended, for the period of the enforced delay;

provided that except as otherwise provided herein, the parties seeking benefit of this Section 13.11 shall, within ten (10) days after the beginning of any such delay, have first notified the other party in writing of the cause or causes thereof, and requested an extension for the period of the delay.

     13.12 DOCUMENTATION: Tenant shall execute and deliver to Landlord within ten (10) days from date of request such supplemental documents as may be required by any current or subsequent lender of the Landlord in connection with this Lease, including estoppel certificates in such form as may be required by Landlord's lender, which certificate may include information as to any modifications of this Lease, dates of commencement of term and termination date of Lease, and whether or not Landlord is in default hereunder. Any such certificate may be relied upon by any prospective purchaser or lessee of the demised Premises or any mortgagee or prospective mortgagee, or any prospective assignee of any mortgagee thereof. If Tenant fails or refuses to furnish such certificate within the time provided, it will be conclusively presumed that this Lease is in full force and effect in accordance with its terms and the Landlord is not in default.

     13.13 AGENCY: The parties agree that Wood Properties, Inc. is the agent for Landlord. Landlord agrees that it shall be solely responsible for any commission or fee payable to Wood Properties, Inc. The parties agree there are no other agents or brokers entitled to any fee or commission in connection with this Lease.

     13.14 EXCEPTION AND RESERVATION: Landlord reserves and excepts the roof from the Premises and further reserves the right to install, maintain, use, repair and replace pipes, duct work, conduits, utility lines and wires through the space above the suspended ceiling, column space, and partitions in or beneath the floor slab or about or below the Premises or other part of the Plaza, and such right in, over and upon the Premises or other parts of the Plaza as may be reasonably necessary for the servicing of the Premises or of other portions of the Plaza.

     13.15   TRANSFER BY LANDLORD:

     (a) Landlord shall have the right to transfer and assign, in whole or in part, all and every feature of its rights and obligations under this Lease, in the Building and/or in the Property. Such transfers or assignments may be made to any person, and howsoever made, are to be in all things respected and recognized by Tenant; and upon such transfer or assignment the Landlord who is the Landlord immediately prior to said transfer or assignment shall be relieved of all future liabilities and obligations under this Lease, but not as to any then-existing or continuing liability.

     (b) As to the Plaza, Landlord will maintain comprehensive and commercial general liability policies with reputable insurors and Landlord will request such insurors to: (i) name Tenant as an additional insured; and (ii) provide Tenant with a certificate of insurance evidencing the insurance and that such coverage will be not canceled without advance notice to Tenant.

     13.16 NOTICES: All notices required or permitted under this Agreement shall be in writing and shall be deemed properly served if.- delivered in person; sent by registered or certified mail, with postage prepaid, return receipt requested; sent by a nationally recognized overnight courier service; or sent by facsimile transmittal, to the address of the other party, as shown on the signature page(s) hereof, or to such other addresses as the parties may subsequently designate in writing to the other party. For purposes of this Agreement, all notices, demands, deliveries, or other communications required hereunder shall be deemed made: on the date actually delivered in person, as evidenced by a receipt by the recipient or an affidavit of the courier; the date of sending by facsimile (provided it is confirmed by simultaneously giving of notice by one of the other permitted means of giving notice hereunder); three
(3) days after mailing, if mailed in the manner specified above; or on the date of delivery, if sent by overnight courier.


     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and date first above written.

     CENTERPOINT PLAZA, L.P.                 CELERITY SYSTEMS, INC.

     By Wood Properties, Inc., Its Agent     By:  /s/ Kenneth D. Van Meter

     By:  /s/ Gerald S. Daves                Its:  President/CEO

     Its:  President
                                             Individually

                                             -----------------------------------
Address:  900 S. Gay Street
          Suite 1600, Riverview Tower
          Knoxville, Tennessee 37902         Address:
          Telecopy: (423) 549-7400
                                             1400 Centerpoint Boulevard
                                             Knoxville, Tennessee 37932
                                             Telecopy:  (423) 539-5300